SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 9, 2005

Able Laboratories, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11352	04-3029787
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1 Able Drive, Cranbury, NJ 08512
(Address of principal executive offices) (Zip Code)

(609) 495-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information

On June 9, 2005, the Company issued a press release regarding its reduction in workforce. A copy of that press release is filed with this current report as an exhibit.

On June 10, the Company issued a press release regarding its annual stockholder meeting. A copy of that press release is filed with this current report as an exhibit.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated June 9, 2005
99.2	Press Release dated June 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABLE LABORATORIES, INC.

By:	/s/ Nitin Kotak

Nitin Kotak

Vice President, Finance and Accounting

Date: June 15, 2005